                                                              Exhibit 23

             Letterhead of Kenny S&P Evaluation Services
                (a division of J.J. Kenny Co., Inc.)

                            July 23, 1998

   Prudential Securities Incorporated
   1 New York Plaza
   New York, NY  10292

                  Re:  National Municipal Trust
                       Post-Effective Amendment No. 5
                       Series 159____________________

   Gentlemen:

             We have examined the post-effective Amendment to the Registration Statement File No. 33-58770 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

             In addition, we hereby confirm that the ratings indi-cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indi-cated in our KENNYBASE database as of the date of the evalua-tion report.

             You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.

                                      Sincerely,

                                      Frank A. Ciccotto
                                      Frank A. Ciccotto
                                      Vice President

                                                        Exhibit 23

             Letterhead of Kenny S&P Evaluation Services
                (a division of J.J. Kenny Co., Inc.)

                            July 23, 1998

   Prudential Securities Incorporated
   1 New York Plaza
   New York, NY  10292

                  Re:  National Municipal Trust
                       Post-Effective Amendment No. 5
                       Multistate Series 58__________

   Gentlemen:

             We have examined the post-effective Amendment to the Registration Statement File No. 33-58408 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evalua-tion Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

             In addition, we hereby confirm that the ratings indi-cated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indi-cated in our KENNYBASE database as of the date of the evalua-tion report.

             You are hereby authorized to file a copy of this let-ter with the Securities and Exchange Commission.

                                      Sincerely,

                                      Frank A. Ciccotto
                                      Frank A. Ciccotto
                                      Vice President